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Case No. OG-G-996

                                 AMENDMENT NO. 1
                                       TO
                          FIRST PREFERRED SHIP MORTGAGE
                                     TO THE
                            UNITED STATES OF AMERICA

     THIS AMENDMENT NO. 1 effective the 31st day of March, 1993, to First Preferred Ship Mortgage dated November 22, 1988, by Zapata Haynie Corporation, a Virginia corporation, 1514 Martens Lane, Hammond, Louisiana 70404, owning 100% (the "Mortgagor"), to the United States of America, acting by and through the Secretary of Commerce, NOAA, National Marine Fisheries Service, Southeast Region, 9721 Executive Center Drive North, St. Petersburg, Florida 33702 (the "Mortgagee"),

WITNESSETH:

     WHEREAS, the Mortgagor is the sole owner of the oil screw vessel, TIGER SHOAL, Official Number 538363, of about 194 gross tons and 131 net tons (the "Vessel"),

     WHEREAS, the Vessel is subject to a First Preferred Ship Mortgage (as it may be amended or supplemented, the "Mortgage") in favor of the Mortgagee in the original principal amount of $738,927.00, evidenced by a Promissory Note to the United States of America (the "Note") in that same amount and attached thereto as Exhibit 1, and said Mortgage was duly recorded in the Vessel Documentation Office of the U.S. Coast Guard, Port of New Orleans, Louisiana, at 12:20 p.m., on November 22, 1988, in Book PM-212, Inst. No. 40,

     WHEREAS, said Mortgage was supplemented by Supplement No. 1 to First Preferred Ship Mortgage dated July 3, 1989, and duly recorded in the Office of Documentation, U.S. Coast Guard, Marine Inspection, Port of New Orleans, Louisiana, at 12:30 p.m., on July 17, 1989, in Book PM-217, Inst No. 91,

     WHEREAS, the Mortgagor, in consideration of the issuance of a certain Guarantee by the Mortgagee pursuant to Title XI of the Merchant Marine Act, 1936, as amended ("Title XI"), guaranteeing the payment of the unpaid interest on and the unpaid balance of the principal of a certain promissory note dated the date hereof, executed and delivered by the Mortgagor in the principal amount of $684,170.00 (the "New Guaranteed Note"), the Guaranteed Note as defined in the Note having been paid in full, has executed and delivered to the Mortgagee its Amendment No. 1 to the Note, a copy of which is attached hereto as Exhibit 2 ("Amendment No. 1 to the Note"), and has agreed to execute and deliver this Amendment No. 1 to the Mortgage for the purpose of securing the payment of the principal of and interest on the Note, as amended, in accordance with its terms and the terms of the Mortgage, as amended.

     WHEREAS, it is the desire of the Mortgagor to amend the Mortgage and the terms of the Note which have been filed with the Mortgage as Exhibit 1.

     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby




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acknowledged, the Mortgagor and Mortgagee agree to amend said Mortgage as follows:

       1. To amend the amount of the Mortgage to Six Hundred Eighty-four Thousand One Hundred Seventy Dollars ($684,170.00).

       2. In Article I, a new Section 20 is added which reads in its entirety as follows:

          "Section 20. Should a limited fisheries access system be initiated at some future date under which the Mortgagor is granted a transferable fishery conservation and management allocation (including, but not limited to, allocations, permits quotas, licenses, cage tags, or any other fisheries access restriction or right [however characterized] of whatsoever nature) affecting, necessary for, or in any other way (however characterized) associated with any of the property included in or subject to this Mortgage or any other security document associated with this transaction, the Mortgagor shall grant to the Mortgagee a full senior security interest in such allocation by whatsoever means deemed by the Mortgagee (in its sole discretion) to be appropriate (including, but not limited to, the Mortgagor's execution of security agreements and the filing of financing statements under the U.C.C.). Further, if the Mortgagor fails to do so, the Mortgagor agrees that the Mortgagee may (in its sole discretion) use, for the purpose of executing, delivering, and otherwise perfecting whatever documents may be required to perfect the grant to the Mortgagee of such a full security interest in such fisheries conservation and management allocation, the attorney-in-fact authority conferred upon the Mortgagee by this Mortgage."

       3. Article II: Section 1(g) is to be deleted and substituted in its entirety as follows:

          "(g) default shall be made by the Mortgagor in the prompt and faithful performance or observance of any other covenant, condition, or agreement by it to be performed and observed, contained in this Mortgage or the Note, or any other covenant in any other document which has been executed by the Mortgagor in favor of the Mortgagee, and such default shall continue for fifteen (15) days."

       4. In Article VI, add the following sentences:

          "Overdue guarantee fees under any New Guaranteed Note shall, beginning with the first day such guarantee fees are due but unpaid, be added to the principal of the Note corresponding with such New Guaranteed Note, earn interest at the same rate as specified in the Note for overdue principal, and be secured by this Mortgage or any other security document associated with this transaction. The foregoing shall not be deemed to have waived any of the Mortgagee's rights under this Mortgage or any other security document associated with this transaction and such overdue




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          guarantee fees shall remain due and payable on their originally scheduled date."

       5. All references in the Mortgage to the "Note" shall be deemed to be references to the Note as amended by Amendment No. 1 to the Note.

       6. For the purposes of this Amendment No. 1 to the Mortgage, the total amount is Six Hundred Eighty-four Thousand One Hundred Seventy Dollars ($684,170.00) and interest and performance of mortgage covenants; and the discharge amount is the same as the amended amount.

       IN WITNESS WHEREOF, the Mortgagor has executed this Amendment No. 1 to the Mortgage this 31st day of March, 1993.


                                  Zapata Haynie Corporation


                                  By:
                                     -------------------------------------
                                      Vice President and Secretary

       IN WITNESS WHEREOF, the Mortgagee has executed this Amendment No. 1 to the Mortgage this 1st day of April, 1993.


                                  UNITED STATES OF AMERICA
                                  Secretary of Commerce
                                  National Oceanic and Atmospheric Administrator

                                  By:
                                     -------------------------------------
                                     Chief, Financial Services Branch
                                     Southeast Region
                                     National Marine Fisheries Service




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                                       4



                                 ACKNOWLEDGMENT



DISTRICT OF COLUMBIA         )
                             )ss
CITY OF WASHINGTON           )


       On the 31st day of March, 1993, before me personally appeared Kent R. Stephenson, to me known, who being by me duly sworn, did depose and say that he is the Vice President and Secretary of Zapata Haynie Corporation, the corporation described in and which executed the foregoing Amendment No. 1 to the Mortgage; and that he signed his name to said Amendment No. 1 to the Mortgage by like order, and the said Kent R. Stephenson acknowledged to me that he executed said Amendment No. 1 to the Mortgage as the Vice President and Secretary of said corporation; and that the same is the free and voluntary act and deed of said corporation and of himself as such Vice President and Secretary, for the uses and purposes therein expressed.


                                         -----------------------------------
                                         Notary Public



                                         My commission expires
                                                              --------------




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                                       5



                                 ACKNOWLEDGMENT



STATE OF FLORIDA            )
                            )ss
COUNTY OF PINELLAS          )


       The foregoing instrument was acknowledged before me this 1st day of April, 1993, by Thomas S. Allen, who is the duly authorized representative of the Secretary of Commerce of the United States of America, and that he executed the foregoing instrument as such representative of the Secretary of Commerce pursuant to the authority vested in him by the laws of the United States. He is personally known to me and did not take an oath.


                                         -----------------------------------
                                         Notary Public



                                         My commission expires
                                                              --------------





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